UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

CH Energy Group, Inc.

(Exact name of registrant as specified in its charter)

NEW YORK	0-30512	14-1804460

State or other	(Commission File Number)	(IRS Employer
jurisdiction of	Identification
incorporation)	Number)

284 South Avenue, Poughkeepsie, New York	12601-4879
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 452-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 21, 2008, CH Energy Group, Inc. announced that it was revising its estimate of 2008 earnings. A copy of the press release is attached to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following is filed as an exhibit to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

Exhibit 99	Press Release issued April 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.
(Registrant)

By: /s/Donna S. Doyle
DONNA S. DOYLE
Vice President - Accounting and Controller

Dated: April 21, 2008

Exhibit Index

Exhibit No.

Regulation S-K

Item 601

Designation	Exhibit Description

99	Press Release of CH Energy Group, Inc., issued April 21, 2008, relating to its revised earnings estimate for 2008.